UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	November 20, 2007

LHC GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	8082	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 West Pinhook Rd., Suite A
Lafayette, LA 70503
(Address of Principal Executive Offices, including Zip Code)

(337) 233-1307
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 20, 2007, representatives of LHC Group, Inc. (the “Company”) will be making a presentation at the LHC Group Investor Relations Day in New York City using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1.

By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
The investor presentation slides include financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”).
A reconciliation of the Non-GAAP Financial Measure Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) which is included in the slides to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, is included in the slide presentation.
The Company is providing disclosure of the reconciliation of the reported Non-GAAP Financial Measure used in the investor presentation slides, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measure provides investors the ability to evaluate financial performance in a way that is comparable to measures reported by other home nursing companies.
The information contained in the slides is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that it may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.
In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as previously set forth by specific reference in such a filing.
When included in this Current Report on Form 8-K, the words “intends,” “anticipates,” “believes,” “estimates” and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, among others, general economic and business conditions, current cash flows and operating deficits, debt service needs, adverse changes in federal and state laws relating to the health care industry, competition, regulatory initiatives and compliance with governmental regulations, patient preferences and various other matters, many of which are beyond the Company’s control. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation or undertaking to release publicly any updates or any changes in the Company’s expectations with regard thereto or any changes in events, conditions or circumstances on which any statement is based.

Item 9.01 Financial Statements and Exhibits

A copy of the Company’s slide show presentation to be used on November 20, 2007 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

By:	/s/ Peter J. Roman
Peter J. Roman
Senior Vice President and Chief
Financial Officer

Dated: November 20, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	The Company’s slide show presentation to be used on November 20,
2007.